Commitments and Contingencies (Tables)	6 Months Ended
Jun. 30, 2024
Commitments and Contingencies [Abstract]
Schedule of Future Minimum Lease Payments	The total future minimum lease payments under non-cancellable short-term leases, including the agreed property management fee, with respect to the office as of June 30, 2024 are payable as follows:
Lease Commitment
Within 1 year	86
1-2 years	1
Total	87